UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2015

Palmetto Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-26016	74-2235055
State or other jurisdiction of incorporation	Commission File Number	IRS Employer I.D. number

306 East North Street, Greenville, South Carolina	29601
Address of principal executive offices	Zip Code

800.725.2265
Registrant's telephone number

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition

On July 22, 2015, Palmetto Bancshares, Inc. (the “Company”) issued a news release announcing its results of operations for the three and six months ended June 30, 2015. The news release also announced the declaration of a quarterly cash dividend of $0.08 per common share. The cash dividend is payable on August 17, 2015 to shareholders of record as of the close of business on August 3, 2015. A copy of the news release is attached hereto as Exhibit 99.1.

Additional Information

This communication is being made in respect of the Merger involving the Company and United Community Banks, Inc. (“United”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. United filed a registration statement on Form S-4, as amended, with the Securities and Exchange Commission that was declared effective by the Securities and Exchange Commission on July 10, 2015 to register the shares of United’s common stock that will be issued to the Company’s shareholders in connection with the transaction. The registration statement includes a proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving United and the Company. The proxy statement/prospectus was mailed to the Company’s shareholders on or about July 13, 2015. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission on its website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by United on its website at http://www.ucbi.com and by the Company on its website at http://www.palmettobank.com.

Participants in the Merger Solicitation

United and the Company, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the proposed merger transaction. Information regarding the directors and executive officers of United and the Company and other persons who may be deemed participants in the solicitation of the shareholders of the Company in connection with the proposed transaction is included in the proxy statement/prospectus for the Company’s special meeting of shareholders which was mailed to the Company’s shareholders on or about July 13, 2015. Information about United’s directors and executive officers can also be found in United’s definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the Securities and Exchange Commission on March 31, 2015, and other documents subsequently filed by United with the Securities and Exchange Commission. Information about the Company’s directors and executive officers can also be found in the Company’s definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the Securities and Exchange Commission on April 1, 2015, and other documents subsequently filed by the Company with the Securities and Exchange Commission. Additional information regarding the interests of such participants is included in the proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the Securities and Exchange Commission.

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Item	Exhibit
99.1	News release dated July 22, 2015 announcing results of operations for Palmetto Bancshares, Inc. for the three and six months ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:

/s/ Roy D. Jones

Roy D. Jones

Chief Financial Officer and Treasurer

Date: July 22, 2015